Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Annual Report on Form 10-K of S&W Seed Company (the "Company") for the fiscal year ended June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Elizabeth Horton, Chief Financial Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 28, 2022

/s/ Elizabeth Horton
Elizabeth Horton
Chief Financial Officer (Principal Financial and Accounting Officer)